ONWARD

2024

ANNUAL MEETING OF SHAREHOLDERS

FIRST FINANCIAL BANKSHARES, INC.™

Executive Management Team

Scott Dueser

Chairman of the Board, President and
Chief Executive Officer

48
At FFIN

53
In Banking



Executive Management Team



Ron Butler

Executive Vice President
Chief Administrative Officer

31	42
At FFIN	In Banking

Michelle Hickox

Executive Vice President
Chief Financial Officer

1	34
At FFIN	In Banking



Executive Management Team



David Bailey

Executive Vice President
Chief Banking Officer

21	21
At FFIN	In Banking

Luke Longhofer

Executive Vice President
Chief Credit Officer

14	21
At FFIN	In Banking



Executive Management Team



Kirk Thaxton, CTFA

Chairman, President and CEO
First Financial Trust and Asset Management

37 At FFIN | **41** In Banking

Randy Roewe

Executive Vice President
Chief Risk Officer

9 At FFIN | **34** In Banking



Executive Management Team



John Ruzicka

Executive Vice President
Chief Information Officer

5 At FFIN | **45** In Banking

Kyle McVey, CPA

Executive Vice President
Chief Accounting Officer

13 At FFIN | **15** In Banking



Senior Leadership

Rett Everett

Executive Vice President
Credit Administration - DFW

2 At FFIN | **21** In Banking



Keith Morton

Executive Vice President
Credit Administration – Southeast Texas

- At FFIN | **20** In Banking



Michael Parker

Executive Vice President
Chief Compliance Officer

1 At FFIN | **16** In Banking



Senior Leadership



Javier Jurado

Executive Vice President
Chief Audit Executive

-	19
At FFIN	In Banking

Eric Bonnell

Senior Vice President
Enterprise Risk Management

-	20
At FFIN	In Banking



Line of Business Executives

Troy Fore
President
First Financial Mortgage

8 At FFIN | 38 In the Industry

Megan Dobbs
Executive Vice President
Advertising and Marketing

- At FFIN | 10 In the Industry

Monica Houston
Executive Vice President
Training

29 At FFIN | 29 In Banking

Lori Hill
Executive Vice President
Retail

26 At FFIN | 33 In Banking









Line of Business Executives

Andrea Smiddy-Schlagel

Executive Vice President
Treasury Management

5	35
At FFIN	In Banking



Maggie Tuschinski

Executive Vice President
Chief Digital Officer

2	21
At FFIN	In Banking



Mike Wolverton

Executive Vice President
Consumer Lending

12	38
At FFIN	In Banking



Line of Business Executives

Frank Gioia
Senior Vice President
Customer Care Center

8 At FFIN | **36** In the Industry

Brandon Harris
Senior Vice President
Appraisal Services

8 At FFIN | **21** In the Industry

Josh Brown
Senior Vice President
Human Resources

9 At FFIN | **15** In the Industry

Gary Milliorn
Vice President
Property Management

9 At FFIN | **35** In Construction






Experienced Regional CEOs and Presidents

Marelyn Shedd
Abilene

33 At FFIN | **41** In Banking



Candi Kanady
Eastland

23 At FFIN | **23** In Banking



Joseph Crouch
Sweetwater

6 At FFIN | **28** In Banking



Experienced Regional CEOs and Presidents

Chris Evatt

San Angelo

23 At FFIN | **23** In Banking



Austin Elsner

Cleburne

6 At FFIN | **23** In Banking



Trent Swearengin

Stephenville

24 At FFIN | **26** In Banking



Experienced Regional CEOs and Presidents

Justin Hooper
Weatherford

20 At FFIN | **31** In Banking



Shelby Bruhn
Southlake

2 At FFIN | **23** In Banking



Blaine Caillier
Southeast Texas

13 At FFIN | **13** In Banking



Chris Baughman
Conroe

8 At FFIN | **41** In Banking



Experienced Regional CEOs and Presidents

Marcus Morris
Fort Worth

14 At FFIN | **16** In Banking



Shelley Dacus
Kingwood

6 At FFIN | **21** In Banking



Nora Thompson
Bryan/College Station

4 At FFIN | **33** In Banking



ONWARD

Independent Public Auditors

EY Building a better working world

ONWARD

Corporate Board of Directors



Vianei Lopez Braun

Chief Development Officer
Decker Jones, P.C.

Year	Committee Appointments
2020	- Compensation - Risk



April K. Anthony

CEO, VitalCaring Group,
Managing Partner Anthony Family Investment Partners, LTD.
Executive Chair of Homecare Homebase

Year	Committee Appointment
2015	- Audit

Corporate Board of Directors



Mike B. Denny

President
Batjer and Associates, Inc.

Year	Committee Appointments
2019	- Audit - Bank Directors' Loan Committee

David L. Copeland

President, SIPCO, Inc. and Shelton
Family Foundation

Year	Committee Appointments
1998	- Executive - Audit - Nominating/Corporate Governance - Risk



Corporate Board of Directors



Murray H. Edwards

Principal
The Edwards Group

Year	Committee Appointments
2006	- Executive - Risk - Nominating/Corporate Governance - Bank Directors' Loan Committee

F. Scott Dueser

Chairman of the Board, President, and CEO
First Financial Bankshares

Year	Committee Appointment
1991	- Executive



Corporate Board of Directors

Tim Lancaster

Former President and CEO
Hendrick Health System

Year	Committee Appointments
2013	- Executive - Audit - Compensation - Nominating/Corporate Governance - Bank Directors' Loan Committee

Dr. Eli Jones

Professor of Marketing,
Lowry and Peggy Mays Eminent Scholar,
Former Dean of Mays School of Business,
Texas A&M University

Year	Committee Appointment
2022	- Compensation





Corporate Board of Directors



Robert C. Nickles, Jr.

Executive Chairman
Alegacy Group, LLC

2019	- Executive - Nominating/Corporate Governance - Risk
Year	Committee Appointments



Kade L. Matthews

Ranching and Investments

1998	- Compensation - Risk
Year	Committee Appointments

Corporate Board of Directors

Johnny E. Trotter

President and CEO
Livestock Investors, Ltd.

Year	Committee Appointments
2007	- Executive - Compensation - Nominating/Corporate Governance



ONWARD

FIRST FINANCIAL BANKSHARES INC.™

2023 Financial Review

Michelle Hickox
Chief Financial Officer

Forward Looking Statement

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "believes," "expect," "plan," "anticipate," "target," "forecast" and "goal". Because such forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans, fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing or saving habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents and Filings" on the Company's website or by writing or calling the Company at 325.627.7155. Except as otherwise stated herein, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

2023 Overview

Strong Historical Earnings

FFIN Earnings (in millions)



$150.6
$164.8
$202.0
$227.6
$234.5
$199.0
2018
2019
2020
2021
2022
2023

Strong Shareholder Earnings

Diluted Earnings Per Share



$1.11
$1.21
$1.42
$1.59
$1.64
$1.39
2018
2019
2020
2021
2022
2023

FFIN Outperforms Peers

Percentage Return on Average Assets



First Financial
Peer Group
1.98%
1.22%
2.08%
1.19%
1.98%
0.82%
1.89%
1.26%
1.76%
1.11%
1.55%
0.89%
2018
2019
2020
2021
2022
2023

Strong Return on Capital

Percentage Return on Average Equity



First Financial
Peer Group
15.37%
11.03%
14.37%
10.58%
12.93%
7.26%
13.31%
11.94%
16.72%
11.16%
14.99%
9.14%
2018
2019
2020
2021
2022
2023

Net Interest Margin

Quarterly NIM %


First Financial
Peer Group
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
3.33%
2.85%
2019
2020
2021
2022
2023

Working Harder and Smarter

Efficiency Ratio (FFIN vs. Peers)

	2018	2019	2020	2021	2022	2023
First Financial	49.72%	48.61%	45.49%	45.84%	42.77%	47.26%
Peer Group	60.51%	59.91%	61.85%	58.80%	57.36%	62.76%

Capital Ratios

	Dec. 31, 2021	Dec. 31, 2022	Dec. 31, 2023	To meet Requirements of BASEL III
Tier 1 Leverage Ratio	11.13%	10.96%	12.06%	> 4.00%
Common Equity Tier 1 Capital Ratio	19.35%	18.22%	18.50%	> 7.00%
Tier 1 Capital Ratio	19.35%	18.22%	18.50%	> 8.50%
Total Capital Ratio	20.44%	19.29%	19.62%	> 10.50%

Total Asset Growth

(in millions)



$7,732
$8,262
$10,905
$13,102
$12,974
$13,106
2018
2019
2020
2021
2022
2023

1st Quarter 2024 Financial Review

1st Quarter Earnings

FFIN Earnings (in millions)


$38.3
$37.2
$56.9
$56.0
$52.6
$53.4
2019
2020
2021
2022
2023
2024

Diluted Earnings Per Share – 1st Quarter

Earnings Per Share *(in actual dollars)*



$0.28
$0.26
$0.40
$0.39
$0.37
$0.37
2019
2020
2021
2022
2023
2024

Total Asset Growth

(in millions)

**As of March 31, 2024*



$8,262
$10,905
$13,102
$12,974
$13,106
$13,191*
2019
2020
2021
2022
2023
2024

2024 Strategic Initiatives

David Bailey
Chief Banking Officer

Total Deposit Growth
(in millions)

*As of March 31, 2024



Noninterest-Bearing
Interest-Bearing
$6,604
$4,539
$2,065
$8,676
$5,693
$2,983
$10,566
$6,786
$3,780
$11,006
$6,944
$4,062
$11,138
$7,703
$3,435
$11,290*
$7,942
$3,348
2019
2020
2021
2022
2023
2024

Deposit Account Growth

*As of March 31, 2024



6,711
11,897**
16,095
10,529
12,530
2,066
2019
2020
2021
2022
2023
2024*

Total Number of Accounts	277,687	303,169	319,264	329,793	342,323	344,389

**(Excluding Bryan/ College Station Acquisition)

Total Loan Growth
(in millions)



*PPP Loans as of period end
$4,223
$5,255
$484*
$5,427
$53*
$6,454
$7,163
$7,246**
2019
2020
2021
2022
2023
2024
**As of March 31, 2024

Strategic Initiatives

- Generating Urgency, Accountability, and Higher Expectations
- Creating Better Internal Partnerships
- Diversification of Regional Loan Portfolios
- Recruitment of Proven, High Performing Bankers
- Delivering an Exceptional Customer Experience

Sound Lending Practices

Nonperforming Assets as a Percentage of Loans Funded + Foreclosed Assets *(FFIN vs. Peers)*

	2018	2019	2020	2021	2022	2023
First Financial	0.75%	0.61%	0.83%	0.63%	0.38%	0.49%
Peer Group	0.82%	0.78%	0.97%	0.71%	0.59%	0.75%

ONWARD

FIRST FINANCIAL TRUST

2023 Review

Kirk W. Thaxton, CTFA
President and CEO
First Financial Trust

Growth in Trust Assets

Total Trust Assets – Book Value / Fair Value (in millions)



Book Value
Fair Value
$4,294
$5,599
$4,856
$6,746
$5,398
$7,510
$5,880
$8,699
$6,927
$8,755
$7,550
$9,781
2018
2019
2020
2021
2022
2023

Total Trust Fees

Growth in FFTAM Fees (in thousands)



$28,181
$28,401
$29,531
$36,145
$39,995
$40,456
2018
2019
2020
2021
2022
2023

Revenue from Mineral Management

(in thousands)



$4,821
$3,749
$2,776
$4,640
$7,380
$6,226
2018
2019
2020
2021
2022
2023

Total Trust Net Income

Growth in FFTAM Net Income (in thousands)



$13,532
$13,892
$14,471
$17,723
$20,857
$21,624
2018
2019
2020
2021
2022
2023

Strong Returns

	2023	7 Year Average
Strategic Growth	51.53%	12.44%
Core	29.03%	12.75%
Equity Income	19.96%	13.72%

Managed Equity Styles

- Equity Income
- Core Domestic
- Core Diversified
- Core World
- Strategic Growth



FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

First Financial Trust Locations


40
27
35
30
20
20
10
10
10
35
37
Sweetwater
Fort Worth
Abilene
Stephenville
Odessa
San Angelo
Bryan/
College
Station
Beaumont
Houston
(Kingwood)

- Abilene
- Sweetwater
- Stephenville
- San Angelo
- Fort Worth
- Odessa
- Beaumont
- Houston (Kingwood)
- Bryan/College Station

Book Value of Trust Assets

(in millions)



$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

FIRST FINANCIAL TRUST

YOUR FUTURE FIRST

ONWARD

How Did We Get Here? … Deposits Surged During COVID



Total Deposits of Commercial Banks in the United States ($T)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
2015
2016
2017
2018
2019
2020
2021
2022
2023
4/13/22
Peak of $18.2T
$17.6T
$1.3T
Gap
$16.2T
2015 – 2019 CAGR: 5.0%
Implied Deposits Based on 5.0% Annual Growth
from 12/31/19 to 4/3/24
$3.5T Gap
19% of total
$1.3T Gap
8% of total

Source: FRED St. Louis Federal Reserve; Latest bi-weekly deposit data available as of 4/3/2024

How Did We Get Here? … Inflation Spiked and The Fed Responded

Inflation Rate Since 2019 through March 2024



10.0%
7.5%
5.0%
2.5%
0.0%
2019
2020
2021
2022
2023
2024
May 2020 Trough
0.1%
"Inflation is Transitory"
June 2022 Peak
9.1%
3.5%

Changes In Fed Funds During Prior Cycles



Fed Funds Target Change
6.50%
5.50%
4.50%
3.50%
2.50%
1.50%
0.50%
(0.50%)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
Number of Quarters
Current Cycle
+525 bps
Q2'04 – Q2'06
+425 bps
Q1'88 – Q1'89
+325 bps
Q1'94 – Q1'95
+300 bps
Q2'99 – Q2'00
+175 bps
Q4'86 – Q3'87
+137 bps
Q4'15 – Q4'18
+225 bps
+525 bps
in 16 months is the
fastest tightening
cycle in 4 decades

Source: S&P Global Market Intelligence and The Federal Reserve
Note: Historical rate hikes since 1985; Rate hikes based on the Fed upper bound

Changes In Fed Funds During Prior Cycles



6.50%
5.50%
4.50%
3.50%
2.50%
1.50%
0.50%
(0.50%)
Fed Funds Target Change
Current Cycle
+525 bps
+525 bps
in 16 months is the
fastest tightening
cycle in 4 decades
Q2'04 – Q2'06
+425 bps
Q1'88 –
Q1'89
+325 bps
Q1'94 – Q1'95
+300 bps
Q4'15 – Q4'18
+225 bps
Q2'99 – Q2'00
+175 bps
Q4'86 – Q3'87
+137 bps
0
1
2
3
4
5
6
7
8
9
10
11
12
13
Number of Quarters

Source: S&P Global Market Intelligence and The Federal Reserve
Note: Historical rate hikes since 1985; Rate hikes based on the Fed upper bound

KBW KEEFE, BRUYETTE & WOODS
A Stifel Company

ONWARD

Diverse Footprint Across Texas


Amarillo
Hereford
Abilene
Dallas
Fort Worth
Odessa
San Angelo
Waco
Huntsville
Bryan/ College Station
Austin
Conroe
Orange
Houston
San Antonio
87
40
27
84
20
35
45
10

www.ffin.com/locations


FIRST FINANCIAL BANK
FDC
Huntsville
Opened – March 2023


FIRST FINANCIAL BANK
Bryan/College Station
Opened – March 2023


FIRST
FINANCIAL
BANK

Franklin

Opened – August 2023


FIRST FINANCIAL BANK
STOP
FIRST FINANCIAL BANK
Bryan/College Station
Opened – April 2024

ONWARD

Management Changes

Management Changes

January 2023



Michelle Hickox

Executive Vice President

Chief Financial Officer

Management Changes

January 2023



Michael Parker

Executive Vice President
Chief Compliance Officer

Management Changes

September 2023

Javier Jurado

Executive Vice President

Chief Audit Executive



Management Changes

November 2023



Megan Dobbs

Executive Vice President

Marketing

Management Changes

November 2023



Keith Morton

Executive Vice President

Southeast Texas Credit Administration

Management Changes

January 2024



Eric Bonnell

Senior Vice President

Enterprise Risk Management

Management Changes

January 2024



Lori Hill

Executive Vice President
Retail Banking

Management Changes

February 2024



Blaine Caillier

Regional CEO & President
Southeast Texas Region

Community and Neighborhood Engagement

Diversity and Inclusion



71%
29%

EMPLOYEE DIVERSITY



RACIAL
DISABLED
VETERANS

MINORITIES - 44% MINORITY



EMPLOYEES - 1,483

www.ffin.com/diversity

ONWARD

FIRST FINANCIAL BANKSHARES, INC.™